UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2025

HCW Biologics Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40591	82-5024477
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 N. Commerce Parkway
Miramar, Florida		33025
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 954 842-2024

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	HCWB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on August 19, 2025, HCW Biologics Inc. (the “Company”) received written notice from the Listing Qualifications Staff (the “Staff”) of the Nasdaq Stock Market LLC (“Nasdaq”) that as of June 30, 2025, the Company was non-compliant with Listing Rule 5550(b)(1), the “Equity Rule” for continued listing on The Nasdaq Capital Market (the “Exchange”). The Company made a timely request for a hearing before the Nasdaq Hearings Panel (the “Panel”) and was granted a hearing, which was held on September 25, 2025.

On October 13, 2025, the Panel granted the Company an extension in which to regain compliance with all continued listing rules of the Exchange. The Panel’s determination follows the Company’s hearing on September 25, 2025, at which the Company presented, and the Panel considered, the Company’s plan to regain compliance with the Equity Rule. The Panel granted the Company’s request for continued listing on the Exchange, subject to, among other things, the Company demonstrating compliance with the Equity Rule by December 31, 2025, and with all other Exchange continued listing rules by February 16, 2026. The Company was advised that February 16, 2026, represents the full extent of the Panel’s discretion to grant continued listing while the Company is non-compliant with the Nasdaq Listing Rules.

The Panel also required that the Company provide prompt notification of any significant events that occur during the exception period that may affect the Company’s compliance with Nasdaq requirements. In addition, the Company must timely file Form 10-Q for the third quarter, and provide notice of the status of certain elements of the Company’s compliance plan. Any compliance documentation submitted by the Company will be subject to review by the Panel, which may, in its discretion, request additional information before determining that the Company has complied with the terms of the exception. The Panel has discretion to review its decision to grant an exception period within 45 calendar days after issuance of the written decision.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCW BIOLOGICS INC.

Date:	October 16, 2025	By:	/s/ Hing C. Wong
Hing C. Wong, Founder and Chief Executive Officer